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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 1, 1995

                               APACHE CORPORATION
             (Exact name of registrant as specified in its charter)

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
               DELAWARE                     1-4300                     41-0747868
           (State or other                (Commission               (I.R.S. Employer
    jurisdiction of incorporation)       File Number)            Identification Number)
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                            2000 POST OAK BOULEVARD
                                   SUITE 100
                           HOUSTON, TEXAS 77056-4400
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (713) 296-6000

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     In the fourth quarter of 1994, Apache Corporation ("Apache") entered into a Memorandum of Understanding, dated November 29, 1994, and subsequently signed a definitive Purchase and Sale Agreement, dated December 22, 1994, with Texaco Exploration and Production Inc. ("Texaco") under which Apache agreed to purchase Texaco's interest in over 300 oil and gas properties, subject to required regulatory approvals. Apache issued a press release, dated November 29, 1994, which is listed under Item 7 as Exhibit 99.1 and incorporated herein by reference. The Memorandum of Understanding and the Purchase and Sale Agreement are listed under Item 7 as Exhibits 2.1 and 2.2 and are incorporated herein by reference.

     On March 1, 1995, Apache closed the purchase of Texaco's interest in approximately 315 oil and gas properties for an adjusted price of $571 million, effective January 1, 1995. The transaction is subject to customary post-closing adjustments, and included proved reserves at the effective date of approximately 113 million barrels of energy equivalent, of which approximately 70 percent is oil. The properties acquired from Texaco are highly concentrated, with approximately two-thirds of the reserves located in 54 fields, and are in producing regions where Apache has existing operations -- the Permian Basin, the Gulf Coast of Texas and Louisiana, western Oklahoma, eastern Texas, the Rocky Mountains and the Gulf of Mexico. Apache will operate approximately two-thirds of the production and acquired an average working interest of 70 percent in the operated properties. The total acquisition includes approximately 500,000 net mineral acres, as well as a substantial quantity of seismic data. Apache issued a press release, dated March 2, 1995, which is listed under Item 7 as Exhibit
99.2 and incorporated herein by reference.

     Upon execution of the Purchase and Sale Agreement in December 1994, Apache delivered a $25 million deposit, representing a portion of the purchase price, and delivered the balance in cash at closing. Funds for the transaction described above were obtained from loans advanced by The First National Bank of Chicago and Chemical Bank under Apache's bank credit facility and proceeds of Apache's $172.5 million 6% Convertible Subordinated Debentures due 2002 ("6% Debentures"), which were issued on January 4, 1995. On March 1, 1995, lenders increased Apache's bank credit facility from $700 million to $1 billion, subject to borrowing base availability. Apache's Third Amended and Restated Credit Agreement, dated March 1, 1995, and the Fiscal Agency Agreement relating to the 6% Debentures, dated January 4, 1995, are listed under Item 7 as Exhibits 10.1 and 10.2 and are incorporated herein by reference.

     Other than Apache's negotiations and discussions with representatives of Texaco concerning the transaction described above, there are no material relationships between Texaco and Apache or any of Apache's affiliates, officers or directors, or any associate of any officer or director of Apache.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     It is impractical to file financial statements and pro forma financial information at this time. The Registrant will file such statements and information as soon as practicable. It is expected that such statements and information will be filed by amendment to this Form 8-K, on or before May 1, 1995.

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     (c) Exhibits.

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
    EXHIBIT NO.                                    DESCRIPTION
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
          2.1        -- Memorandum of Understanding by and between Texaco Exploration and
                        Production Inc., as seller, and Registrant, as buyer, dated November
                        29, 1994 (incorporated by reference to Exhibit 99.1 to Registrant's
                        Current Report on Form 8-K, dated November 29, 1994, SEC File No.
                        1-4300, filed December 29, 1994).

          2.2        -- Purchase and Sale Agreement by and between Texaco Exploration and
                        Production Inc., as seller, and Registrant, as buyer, dated December
                        22, 1994 (incorporated by reference to Exhibit 99.3 to Registrant's
                        Current Report on Form 8-K, dated November 29, 1994, SEC File No.
                        1-4300, filed December 29, 1994).

         10.1        -- Third Amended and Restated Credit Agreement, dated March 1, 1995, among Registrant, the lenders named therein, and The First National
                        Bank of Chicago, as Administrative Agent and Arranger, and Chemical
                        Bank, as Co-Agent and Arranger (incorporated by reference to Exhibit
                        10.2 to Registrant's Annual Report on Form 10-K for year ended
                        December 31, 1994, SEC File No. 1-4300).

         10.2        -- Fiscal Agency Agreement relating to the 6% Debentures, dated as of
                        January 4, 1995, between Registrant and Chemical Bank, as fiscal agent (incorporated by reference to Exhibit 99.2 to Registrant's
                        Current Report on Form 8-K/A, dated December 6, 1994, SEC File No.
                        1-4300, filed January 11, 1995.)

       **23.1        -- Consent of Arthur Andersen LLP.

         99.1        -- Press Release, dated November 29, 1994, "Apache to Acquire Texaco
                        Properties for $600 Million" (incorporated by reference to Exhibit
                        99.2 to Registrant's Current Report on Form 8-K, dated November 29,
                        1994, SEC File No. 1-4300, filed December 29, 1994).

        *99.2        -- Press Release, dated March 2, 1995, "Apache Closes Acquisition of
                        Texaco Properties."
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 * filed herewith

** to be filed by amendment

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            APACHE CORPORATION

                                               /s/  ZURAB S. KOBIASHVILI
                                                    Zurab S. Kobiashvili
                                            Vice President, General Counsel and
                                                         Secretary

Date: March 15, 1995

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                               INDEX TO EXHIBITS

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
    EXHIBIT NO.                                    DESCRIPTION
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
          2.1        -- Memorandum of Understanding by and between Texaco Exploration and
                        Production Inc., as seller, and Registrant, as buyer, dated November
                        29, 1994 (incorporated by reference to Exhibit 99.1 to Registrant's
                        Current Report on Form 8-K, dated November 29, 1994, SEC File No.
                        1-4300, filed December 29, 1994).

          2.2        -- Purchase and Sale Agreement by and between Texaco Exploration and
                        Production Inc., as seller, and Registrant, as buyer, dated December
                        22, 1994 (incorporated by reference to Exhibit 99.3 to Registrant's
                        Current Report on Form 8-K, dated November 29, 1994, SEC File No.
                        1-4300, filed December 29, 1994).

         10.1        -- Third Amended and Restated Credit Agreement, dated March 1, 1995, among Registrant, the lenders named therein, and The First National
                        Bank of Chicago, as Administrative Agent and Arranger, and Chemical
                        Bank, as Co-Agent and Arranger (incorporated by reference to Exhibit
                        10.2 to Registrant's Annual Report on Form 10-K for year ended
                        December 31, 1994, SEC File No. 1-4300).

         10.2        -- Fiscal Agency Agreement relating to the 6% Debentures, dated as of
                        January 4, 1995, between Registrant and Chemical Bank, as fiscal agent (incorporated by reference to Exhibit 99.2 to Registrant's
                        Current Report on Form 8-K/A, dated December 6, 1994, SEC File No.
                        1-4300, filed January 11, 1995.)

       **23.1        -- Consent of Arthur Andersen LLP.

         99.1        -- Press Release, dated November 29, 1994, "Apache to Acquire Texaco
                        Properties for $600 Million" (incorporated by reference to Exhibit
                        99.2 to Registrant's Current Report on Form 8-K, dated November 29,
                        1994, SEC File No. 1-4300, filed December 29, 1994).

        *99.2        -- Press Release, dated March 2, 1995, "Apache Closes Acquisition of
                        Texaco Properties."
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 * filed herewith

** to be filed by amendment